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                                                                    EXHIBIT 10.1

                            AMENDMENT NUMBER ONE TO
                             AMENDED AND RESTATED
                         CREDIT AND SECURITY AGREEMENT

                              (SM&A Corporation)

          THIS AMENDMENT NUMBER ONE TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Amendment Number One"), dated as of August [20], 1999, is entered into between SM&A CORPORATION, a California corporation (the "Borrower"), the Lenders signatory hereto and MELLON BANK, N.A., as agent for the Lenders, (in such capacity, the "Agent"), in light of the following:

          WHEREAS, Borrower, Lenders and Agent are parties to that certain Amended and Restated Credit and Security Agreement, dated as of June 7, 1999 (as from time to time amended, modified, supplemented, renewed, extended, or restated, including without limitation, by this Amendment Number One, the "Agreement"); and

          WHEREAS, Borrower has requested that Agent and the Lenders amend
Section 6.2(j) of the Agreement to increase the amount permitted for capital stock repurchases during the period from June 1, 1999 through December 31, 1999, from $5,000,000 to $5,700,000; and

          WHEREAS, the Agent and the Lenders are in agreement to so amend the Agreement as provided in this Amendment;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Initially capitalized terms used herein have the meanings defined in the Agreement unless otherwise defined herein.

          2.  Section 1.1 of the Agreement hereby is amended by adding the
              -----------
following definition:

          "Amendment Number One" means that certain Amendment Number One to
           --------------------
Amended and Restated Credit and Security Agreement dated as of August [20], 1999, between the Borrower, the Lenders and the Agent, including any attachments thereto.

          3.  Clause (ii) of Section 6.2(j) of the Agreement is amended to read
              -----------------------------
in its entirety as follows:

              or (ii) repurchase its capital stock in an aggregate amount not to exceed $5,700,000 during the period from June 1, 1999 through December 31, 1999, and $1,000,000 during each fiscal year thereafter during the term of this Agreement.

          4. The Agreement, and all rights and obligations of the parties thereto with respect thereto, shall be governed by and construed and interpreted in accordance with Section 10.8 of the Agreement. The jury trial waiver
                   ------------
contained in the Agreement remains in full force and effect.

                                      1.
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          5.   Borrower represents and warrants to the Lender Group as follows:
(a) The execution, delivery, and performance by Borrower of this Amendment Number One has been duly authorized by all necessary corporate and other action and do not and will not require by the Borrower any registration with, consent or approval of, or notice to or action by, any Person in order to be effective and enforceable, (b) the Agreement, as amended by this Amendment Number One, constitutes the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, without defense, counterclaim, or offset, (c) the representations and warranties of the Borrower in this Amendment Number One, the Agreement as amended by this Amendment Number One, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), and (d) to the Borrower's actual knowledge, no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Borrower or the Lender Group.

          6. Except as herein expressly amended or modified by this Amendment Number One, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect and all references therein to the Agreement shall henceforth refer to the Agreement as amended by this Amendment Number One. This Amendment Number One shall be deemed incorporated into, and a part of, the Agreement.

          7. This Amendment Number One, together with the Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment Number One supersedes all prior drafts and communications with respect thereto. This Amendment Number One may not be amended except in writing executed by both of the parties hereto.

          8. If any term or provision of this Amendment Number One shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment Number One or the Agreement, respectively.

          9. This Amendment Number One shall not be effective until each party named on the signature pages of this Amendment Number One has executed and delivered a counterpart of this Amendment Number One.

          10. This Amendment Number One may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment Number One by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment Number One. Any party delivering an executed counterpart of this Amendment Number One by telefacsimile also shall deliver an original executed counterpart of this Amendment Number One but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment Number One.

                                       2.
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IN WITNESS HEREOF, this Amendment Number One has been executed and delivered as of the date first set forth of above.


AGENT:                                      BORROWER:
------                                      ---------
MELLON BANK, N.A., as Agent                 SM&A CORPORATION



By:                                         By:
   -------------------------------             ---------------------------------
Name: Richard M. McNiven,                   Name: Edward A. Beeman
Title: Assistant Vice President             Title: Senior Vice President/
                                                   Chief Financial Officer

Address:                                    Address:

Mellon Bank                                 SM&A Corporation
Mellon Bank Center                          4695 MacArthur Court
400 South Hope Street                       8th Floor
5th Floor                                   Newport Beach, California 92660
Los Angeles, California 90071               Attention:  Edward A. Beeman,
                                                        Senior Vice President/
                                                        Chief Financial Officer
Attention:  Richard M. McNiven,
            Assistant Vice President

                                            LENDERS:
                                            --------
                                            MELLON BANK, N.A.


                                            By:
                                               ---------------------------------
                                            Name: Richard M. McNiven
                                            Title: Assistant Vice President


                                            Address:

                                            Mellon Bank
                                            Mellon Bank Center
                                            400 South Hope Street
                                            5th Floor
                                            Los Angeles, California 90071
                                            Attention:  Richard M. McNiven,
                                                        Assistant Vice President

                                       3.
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                                        WELLS FARGO BANK, N.A.



                                        By:
                                           -------------------------------
                                        Name: Richard LaPoint
                                        Title: Vice President


                                        Address:

                                        Wells Fargo Bank, N.A.
                                        2030 Main Street
                                        Suite 900
                                        Irvine, California 92614
                                        Attention:  Richard LaPoint
                                                    Vice President



                                        IMPERIAL BANK



                                        By:
                                           -------------------------------
                                        Name: Jamie Harney
                                        Title: Vice President


                                        Address:

                                        Imperial Bank
                                        695 Town Center Drive
                                        Costa Mesa, California 92626
                                        Attention:  Jamie Harney
                                                    Vice President

                                       4.